New Mountain Finance Corporation Announces Financial Results for the Quarter Ended September 30, 2024

Reports Adjusted Net Investment Income1 of $0.34 per Share
Declares a Regular Fourth Quarter Distribution of $0.32 per Share and a Supplemental Distribution of $0.01 per Share

NEW YORK--(BUSINESS WIRE) — October 30, 2024 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended September 30, 2024.
Third Quarter Highlights2
•Adjusted net investment income1 of $36.7 million, or $0.34 per weighted average share
•Net asset value of $12.62 per share compared to $12.74 per share as of June 30, 2024
•Continued strong credit performance with approximately 97.3% of the portfolio rated green on our internal risk rating system, up from 97.0% at June 30, 2024
•Generated $146.2 million of gross originations3, partially offset by $100.6 million of repayments3 and $1.5 million of asset sales
•Declared a regular fourth quarter 2024 distribution of $0.32 per share and a supplemental distribution related to third quarter earnings of $0.01 per share, each payable on December 31, 2024 to holders of record as of December 17, 2024

($ in millions, except per share data)	Q3 2024	Q3 2023
Net Investment Income per Weighted Average Share	$0.33	$0.40
Non-recurring Adjustments[1]	0.01	—
Net Adjusted Investment Income[1] per Weighted Average Share	$0.34	$0.40
Regular & Supplemental Dividends Paid per Share in Quarter	$0.34	$0.36
Annualized Dividend Yield[5]	11.9%	11.7%

	September 30, 2024	June 30, 2024
Investment Portfolio[6]	$3,278.8	$3,227.3
NAV per Share	$12.62	$12.74
Statutory Debt/Equity[4]	1.26x	1.21x
Statutory Debt/Equity (Net of Available Cash)[4]	1.23x	1.14x
Management Comments on Third Quarter Performance
“Our third quarter results reflect another good quarter for NMFC.” said Steven B. Klinsky, NMFC Chairman. “New Mountain continues to benefit from our disciplined, defensive growth strategy that is focused on end markets that perform well in all economic cycles. Additionally, our commitment to the 1.25% base management fee, along with the extension of our dividend protection program, demonstrates our focus to providing value and stability for our shareholders."
John R. Kline, CEO, commented: “NMFC continues perform well with adjusted earnings per share of $0.34, in line with our implied guidance. The underlying portfolio remains strong with over 97% of the portfolio rated green on our risk rating scale. Additionally, we continue to make substantial improvements to our liabilities. During the quarter, we upsized and extended our NMFC Credit Facility at a lower cost, reduced the spread on our Holdings Credit Facility and completed an attractively priced unsecured note issuance."
Portfolio and Investment Activity6
As of September 30, 2024, the Company’s NAV2 was $1,361.3 million and its portfolio had a fair value of $3,278.8 million of investments in 128 portfolio companies, with a weighted average YTM at Cost7 of approximately 10.5%. For the three months ended September 30, 2024, the Company generated $146.2 million of originations3, $100.6 million of cash repayments3 and realized $1.5 million of asset sales.

Portfolio and Asset Quality
NMFC’s mandate is to primarily target businesses in the middle market that, consistent with New Mountain’s private equity platform, are high quality, defensive growth companies in industries that are well-researched by New Mountain. The Company’s focus is on defensive growth businesses that generally exhibit the following characteristics: (i) acyclicality, (ii) sustainable secular growth drivers, (iii) niche market dominance and high barriers to competitive entry, (iv) recurring revenue and strong free cash flow, (v) flexible cost structures and (vi) seasoned management teams.

Portfolio Industry Composition based on Fair Value9

Software		Business Services
ERP	8.1%	Engineering & Consulting Services	5.4%
IT Infrastructure & Security	7.1%	Real Estate Services	4.6%
Human Capital Management	5.3%	Insurance & Benefits Services	3.6%
Ecommerce & Logistics	4.0%	Misc Services	3.5%
Governance, Risk & Compliance	3.1%	Digital Transformation	2.3%
Finance & Accounting	3.0%	Utility Services	0.9%
Integrated Payments	1.6%	Data & Information Services	0.2%
Total Software	32.2%	Total Business Services	20.5%

Healthcare		Other Industries
Healthcare Services	9.8%	Consumer Services	6.9%
Healthcare Software	6.0%	Education	6.5%
Tech-Enabled Healthcare	1.0%	Financial Services	4.3%
Pharma Services	0.7%	Distribution & Logistics	4.0%
Healthcare Products	0.2%	Packaging	2.4%
		Other	5.5%
Total Healthcare	17.7%	Total Other Industries	29.6%
The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry, or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of the Company’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Green, Yellow, Orange and Red with Green reflecting an investment that is in-line with or above expectations and Red reflecting an investment performing materially below expectations.

The following table shows the Risk Rating of the Company’s portfolio companies as of September 30, 2024:

(in millions)	As of September 30, 2024
Risk Rating	Cost	Percent	Fair Value	Percent	Weighted Average Mark
Green[8]	$3,143.6	95.4%	$3,189.0	97.3%	99.0%
Yellow[6]	80.3	2.4%	53.0	1.6%	65.9%
Orange	72.4	2.2%	36.8	1.1%	64.4%
Red	—	—	—	—	—
Total	$3,296.3	100.0%	$3,278.8	100.0%

As of September 30, 2024, all investments in the Company’s portfolio had a Green Risk Rating, with the exception of four portfolio companies that had a Yellow Risk Rating and six portfolio companies that had an Orange Risk Rating. As of September 30, 2024, there were no portfolio companies that had a Red Risk Rating.

The following table shows the Company’s investment portfolio composition as of September 30, 2024:

(in millions)
Investment Portfolio Composition	September 30, 2024	Percent of Total
First Lien	$2,072.5	63.2%
Senior Loan Funds (SLP III & SLP IV) & NMNLC	397.3	12.1%
Second Lien[6]	264.4	8.1%
Subordinated	109.8	3.3%
Preferred Equity	235.1	7.2%
Common Equity and Other	199.8	6.1%
Total	$3,278.8	100.0%
Liquidity and Capital Resources
As of September 30, 2024, the Company had cash and cash equivalents of $61.9 million and total statutory debt outstanding of $1,719.2 million4. The Company's statutory debt to equity was 1.26x as of September 30, 2024. Additionally, the Company had $300.0 million of SBA-guaranteed debentures outstanding as of September 30, 2024. As of September 30, 2024, the Company had $1,007.9 million of available capacity on its NMFC Credit Facility, Holdings Credit Facility, Unsecured Management Company Revolver and the NMNLC Credit Facility II.
Third Quarter 2024 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 10:00 am Eastern Time on Thursday, October 31, 2024. To participate in the live earning conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (877) 443-9109
•International: +1 (412) 317-1082
•Live Audio Webcast
A replay of the conference call can be accessed one hour after the end of the conference call through January 31, 2025. The full webcast replay will be available through October 31, 2025. To access the earnings webcast replay please visit the New Mountain Investor Relations website.
•United States: +1 (877) 344-7529
•International: +1 (412) 317-0088
•Access Code: 7380144
For additional details related to the quarter ended September 30, 2024, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Adjusted net investment income for Q3 2024 includes $1.2 million of net accelerated deferred financing costs related to the termination of the DB Credit Facility and a corresponding incentive fee adjustment.
(2)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”).
(3)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales excludes revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(4)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(5)Dividend yield calculation uses the closing stock price of $11.44 on October 28, 2024 and $12.33 on October 30, 2023 and includes regular and supplemental dividends.
(6)Includes collateral for securities purchased under collateralized agreements to resell.
(7)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the Sterling Overnight Interbank Average Rate ("SONIA”), Euro Interbank Offered Rate ("EURIBOR") and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(8)Includes investments held in NMNLC.
(9)Excludes NMFC Senior Loan Program III LLC ("SLP III"), NMFC Senior Loan Program IV LLC ("SLP IV") and NMNLC.

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	September 30, 2024	December 31, 2023
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $2,459,913 and $2,283,490, respectively)	$2,446,773	$2,209,867
Non-controlled/affiliated investments (cost of $121,649 and $107,895, respectively)	113,017	133,659
Controlled investments (cost of $684,751 and $646,823, respectively)	705,481	667,796
Total investments at fair value (cost of $3,266,313 and $3,038,208, respectively)	3,265,271	3,011,322
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	13,500	16,500
Cash and cash equivalents	61,943	70,090
Interest and dividend receivable	45,905	44,107
Derivative asset at fair value	8,320	—
Receivable from affiliates	139	82
Deferred tax asset	—	594
Other assets	19,178	16,519
Total assets	$3,414,256	$3,159,214
Liabilities
Borrowings
Unsecured Notes	$993,577	$506,500
Holdings Credit Facility	407,563	515,063
SBA-guaranteed debentures	300,000	300,000
Convertible Notes	260,120	260,207
NMFC Credit Facility	55,031	36,813
NMNLC Credit Facility II	2,908	2,853
DB Credit Facility	—	186,400
Deferred financing costs (net of accumulated amortization of $61,723 and $54,263, respectively)	(26,229)	(22,387)
Net borrowings	1,992,970	1,785,449
Interest payable	18,485	20,440
Management fee payable	10,730	10,116
Payable to broker	10,370	—
Incentive fee payable	8,821	8,555
Deferred tax liability	1,100	—
Derivative liability at fair value	781	—
Other liabilities	3,420	2,931
Total liabilities	2,046,677	1,827,491
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, and 107,851,415 and 102,558,859 shares issued and outstanding, respectively	1,079	1,026
Paid in capital in excess of par	1,398,395	1,331,269
Accumulated undistributed earnings	(38,178)	(12,344)
Total net assets of New Mountain Finance Corporation	$1,361,296	$1,319,951
Non-controlling interest in New Mountain Net Lease Corporation	6,283	11,772
Total net assets	$1,367,579	$1,331,723
Total liabilities and net assets	$3,414,256	$3,159,214
Number of shares outstanding	107,851,415	102,558,859
Net asset value per share of New Mountain Finance Corporation	$12.62	$12.87

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$61,788	$63,892	$175,608	$189,299
PIK interest income	4,340	4,061	13,460	11,772
Dividend income	185	49	2,762	143
Non-cash dividend income	5,077	4,458	14,558	12,929
Other income	1,454	791	6,345	3,395
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	349	884	1,093	1,576
PIK interest income	971	265	2,680	1,370
Non-cash dividend income	1,593	1,173	4,211	3,417
Other income	63	63	188	189
From controlled investments:
Interest income (excluding PIK interest income)	1,651	1,351	4,395	4,038
PIK interest income	3,739	3,591	11,595	11,665
Dividend income	11,789	11,041	36,812	34,179
Non-cash dividend income	1,649	1,357	4,715	3,879
Other income	679	1,373	2,049	3,943
Total investment income	95,327	94,349	280,471	281,794
Expenses
Interest and other financing expenses	37,661	31,425	101,790	93,921
Management fee	11,700	11,334	34,048	34,549
Incentive fee	8,821	10,169	27,760	29,748
Administrative expenses	1,059	995	3,135	2,996
Professional fees	1,019	850	3,213	2,818
Other general and administrative expenses	531	542	1,523	1,543
Total expenses	60,791	55,315	171,469	165,575
Less: management fee waived	(970)	(1,013)	(2,732)	(3,172)
Net expenses	59,821	54,302	168,737	162,403
Net investment income before income taxes	35,506	40,047	111,734	119,391
Income tax expense (benefit)	118	(627)	353	401
Net investment income	35,388	40,674	111,381	118,990
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(75)	113	(46,899)	(8,509)
Controlled investments	(456)	4,560	3,375	16,413
Foreign currency	(1,455)	—	(1,455)	13
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	419	12,419	56,474	11,664
Non-controlled/affiliated investments	(7,853)	(14,815)	(34,396)	(14,830)
Controlled investments	(4,260)	(14,483)	(243)	(15,174)
Securities purchased under collateralized agreements to resell	—	—	(3,000)	(39)
New Mountain Net Lease Corporation	1,533	—	1,533	—
Foreign currency	1,690	(60)	1,796	(5)
(Provision) benefit for taxes	(1,037)	291	(1,804)	66
Net realized and unrealized losses	(11,494)	(11,975)	(24,619)	(10,401)
Net increase in net assets resulting from operations	23,894	28,699	86,762	108,589

Less: Net increase in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(5)	(3)	(994)	(490)
Net increase in net assets resulting from operations related to New Mountain Finance Corporation	$23,889	$28,696	$85,768	$108,099
Basic earnings per share	$0.22	$0.28	$0.81	$1.07
Weighted average shares of common stock outstanding - basic	107,851,415	100,954,898	106,140,789	100,943,049
Diluted earnings per share	$0.22	$0.27	$0.78	$0.98
Weighted average shares of common stock outstanding - diluted	126,779,819	123,183,269	125,000,872	124,595,709
Distributions declared and paid per share	$0.34	$0.36	$1.04	$1.03

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is a leading business development company (BDC) focused on providing direct lending solutions to U.S. middle market companies backed by top private equity sponsors. Our portfolio consists primarily of senior secured loans, and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with over $55 billion of assets under management.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital ("NMC") is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with over $55 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountaincapital.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505